SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 3, 2009
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                             ARROW ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       NEW YORK                      1-4482                     11-1806155
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(State or Other Jurisdiction     (Commission File              (IRS Employer
    of Incorporation)                Number)                 Identification No.)


50 MARCUS DRIVE, MELVILLE, NEW YORK                                     11747
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (631) 847-2000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 3, 2009 following the confirmation of Karen Gordon Mills as head of the United States Small Business Administration, the Board of Directors (the "Board") of Arrow Electronics, Inc. (the "Company") accepted the resignation of Mrs. Mills who has served as an independent director of the Company. Mrs. Mills also resigned as Chairman of the Board's Compensation Committee and from the Corporate Governance Committee.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARROW ELECTRONICS, INC.


Date: April 8, 2009                  By:     /s/ Peter S. Brown
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                                            Name:   Peter S. Brown
                                            Title:  Senior Vice President
                                                    and General Counsel

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